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                                                                   EXHIBIT 10.1


                      FINANCIAL CONSULTING SERVICES AGREEMENT

     This Financial Consulting Services Agreement (the "Agreement") is entered this 21st day of February, 2002 by and between M. Blaine Riley, Randall Letcavage and Rosemary Nguyen ("Consultants"), individual's, and SURGICARE, INC. (AMEX: SRG) ("Client"), a Delaware corporation, with reference to the following:

                               PRELIMINARY STATEMENT

     A. The Client desires to be assured of the association and services of the Consultants in order to avail itself of the Consultants experience, skills, abilities, knowledge, and background to facilitate long range strategic planning, and to advise the Client in business and/or financial matters and is therefore willing to engage the Consultants upon the terms and conditions set forth herein. Consultants desire to be assured, and Client desires to assure Consultants, that, if Consultants associate with Client and allocates its resources necessary to provide Client with its services as Client requires and expects, Consultants will be paid the consideration described herein and said consideration will be nonrefundable, regardless of the circumstances.

     B. The Consultants agree to be engaged and retained by the Client and upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. ENGAGEMENT. Client hereby engages Consultants on a non-exclusive basis, and Consultants hereby accepts the engagement to become financial Consultants to the Client and to render such advice, consultation, information, and services to the Directors and/or Officers of the Client regarding general financial and business matters including, but not limited to:

          a.  Strategic alliances, mergers and acquisitions;
          b. Corporate planning, strategy and negotiations with potential strategic business partners and/or other general business consulting needs as expressed by Client;
          c.  Business development and business advertising;
          d.  E-Consulting providing business solutions;
          e. Structuring and providing alternative sources for accounts receivable, purchase order and other asset financing.
          f.  Due diligence processes and Capital structures;
          g. Periodic reporting as to developments concerning the general financial markets and public securities markets and industry which may be relevant or of interest or concern to the Client or the Client's business.

     Notwithstanding anything contained herein to the contrary, it is clearly understood and agreed to by the parties hereto that the aforementioned services to be provided by Consultants shall not involve any capital raising efforts or promotion of the Client's securities. It shall be


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expressly understood that Consultants shall have no power to bind Client to any contract or obligation or to transact any business in Client's name or on behalf of Client in any manner.

     It is expressly understood and agreed by Client that, in reliance upon Client's representations, warranties and covenants contained herein, immediately upon execution and delivery of this Agreement by Client, Consultants are setting aside and allocating for the benefit of Client valuable resources (including, without limitation, capital and reservation of work schedules of employees) required to fulfill Consultants' obligation described in paragraph B.1. hereof. In doing so, Consultants agree to forebear from undertaking other opportunities and commitments (that would result in enrichment to Consultants) in order to be available to provide Client the services contemplated by this Agreement.

     2. TERM. The term ("Term") of this Agreement shall commence on the date hereof and continue for twelve (12) months. The Agreement may be extended upon agreement by both parties, unless or until the Agreement is terminated. Either party may cancel this Agreement upon five (5) days written notice in the event either party violates any material provision of this Agreement and fails to cure such violation within five (5) days of written notification of such violation from the other party. Such cancellation shall not excuse the breach or non-performance by the other party or relieve the breaching party of its obligation incurred prior to the date of cancellation, including, without limitation, the obligation of Client to pay the nonrefundable consideration described in paragraph B.4. hereof.

     3. DUE DILIGENCE. The Client shall supply and deliver to the Consultants all information relating to the Client Company's business as may be reasonably requested by the Consultants to enable the Consultants to make an assessment of the Client's company and business prospects and provide the consulting services described in paragraph B.1. hereof.

     4. COMPENSATION AND FEES. As consideration for Consultants entering into this Agreement, Client agrees to pay and deliver to Consultants the following consideration, which consideration is nonrefundable regardless of the circumstances:

     a. Client shall issue certificates representing an aggregate of fifty-six thousand (56,000) shares of free trading common stock (the "Shares"), registered under S-8.

         SHARES ARE PAYABLE IN TWO PAYMENTS: The FIRST PAYMENT of thirty-eight thousand (38,000) shares is due on the date hereof, and the SECOND PAYMENT of eighteen (18,000) shares is due 90 days after the date hereof as long as the Agreement has not been terminated by Client for any reason (regardless of paragraph B.2. above), within the first eighty (80) days from the date of the Agreement.

     b. The Certificates shall be issued to the Consultants in the following manner for the FIRST PAYMENT:

         M. Blaine Riley will receive twelve thousand (12,000) shares. Randall Letcavage will receive twelve thousand (12,000) shares.


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         Rosemary Nguyen will receive twelve thousand (12,000) shares.
         Christina Kotula will receive two thousand (2,000) shares.

                                     -AND-

         The Certificates shall be issued to the Consultants in the following manner for the SECOND PAYMENT:

         M. Blaine Riley will receive six thousand (6,000) shares. Randall Letcavage will receive six thousand (6,000) shares. Rosemary Nguyen will receive six thousand (6,000) shares.

    The Shares, when issued to Consultants, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances. Securities shall be issued to Consultants in accordance with a mutually acceptable plan of issuance as to relieve securities or Consultants from restrictions upon transferability of shares in compliance with applicable registration provisions or exemptions.

     After careful review and extensive discussions and negotiations between Client and Consultants and their advisors, Client agrees that, when received by Consultants, the above-described consideration shall be nonrefundable regardless of the circumstances, whether foreseen or unforeseen upon execution and delivery of this Agreement. Client further acknowledges and agrees that said consideration is earned by Consultants: (1) upon Client's execution and delivery of the Agreement and prior to the provision of any service hereunder; (2) in part, by reason of Consultants' agreement to make its resources available to serve Client and as further described in the Preliminary Statement and elsewhere herein; and (3) regardless of whether Client seeks to terminate this Agreement prior to consultants' delivery of any services hereunder. If Client takes any action to terminate this Agreement or to recover any consideration paid or delivered by Client to Consultants other than by reason of Consultants' gross negligence or willful misconduct, Consultants shall be entitled to all available equitable remedies, consequential and incidental damages and reasonable attorneys' fees and costs incurred as a result thereof, regardless of whether suit is filed and regardless of whether Client or Consultants prevail in any such suit.

     5. REPRESENTATIONS, WARRANTS AND COVENANTS. The Client represents, warrants and covenants to the Consultants as follows:

         a. The Client has the full authority, right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Client and its delivery to the Consultants, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by the Client's Board of Directors and no further authorization shall be necessary on the part of the Client for the performance and consummation by the Client of the transactions which are contemplated by this Agreement.


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         b.  The business and operations of the Client have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect the Client or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Client or cause an acceleration under any arrangement, agreement or other instrument to which the Client is a party or by which any of its assets are bound. The Client has performed in all respects all of its obligations which are, as of the date of this Agreement, required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

     6. EXCLUSIVITY; PERFORMANCE; CONFIDENTIALITY. The services of Consultants hereunder shall not be exclusive, and Consultants and its agents may perform similar or different services for other persons or entities whether or not they are competitors of Client. The Consultants agree that it will, at all times, faithfully and in a professional manner perform all of the duties that may be reasonably required of the Consultants pursuant to the terms of this Agreement. Consultants shall be required to expend only such time as is necessary to service Client in a commercially reasonable manner. The Consultants does not guarantee that its efforts will have any impact upon the Client's business or that there will be any specific result or improvement from the Consultants' efforts. Consultants acknowledges and agree that confidential and valuable information proprietary to Client and obtained during its engagement by the Client, shall not be, directly or indirectly, disclosed without the prior express written consent of the Client, unless and until such information is otherwise known to the public generally or is not otherwise secret and confidential.

     7. INDEPENDENT CONTRACTOR. In its performance hereunder, Consultants and its agents shall be an independent contractor. Consultants shall complete the services required hereunder according to his own means and methods of work, shall be in the exclusive charge and control of Consultants and which shall not be subject to the control or supervision of Client, except as to the results of the work. Client acknowledges that nothing in this Agreement shall be construed to require Consultants to provide services to Client at any specific time, or in any specific place or manner. Payments to consultant hereunder shall not be subject to withholding taxes or other employment taxes as required with respect to compensation paid to an employee.

     8. ARBITRATION AND FEES. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, may be resolved by mutual agreement; or if not, shall be settled in accordance with the Arbitration rules of the American Arbitration Association in Irvine, California. Any decision issued therefrom shall be binding upon the parties and shall be enforceable as a judgment in any court of competent jurisdiction. The prevailing party in such arbitration or other proceeding shall be entitled, in addition to such other relief as many be granted, to a reasonable sum as and for attorney's fees in such arbitration or other proceeding which may be determined by the arbitrator or other officer in such proceeding. If collection is required for any payment not made when due, the creditor shall collect statutory interest and the cost of collection, including attorney's fees whether or not court action is required for


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enforcement. The prevailing party in any such proceeding shall also be entitled to reasonable attorneys' fees and costs in connection all appeals of any judgment.

     9. NOTICES. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) certified mail, postage prepaid, return receipt requested and First Class mail; or (ii) overnight delivery with confirmation of delivery; or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

     If to the Client:       SURGICARE, INC.
                             Attention: Robert J. Horn
                             12727 Kimberley Lane
                             Houston, TX 77024
                             Facsimile No.: (713) 722-0921

     If to Consultant:       Attention: M. Blaine Riley
                             33966 Crystal Lantern
                             Dana Point, CA 92629
                             Facsimile No: (949) 488-3444

                             Attention: Randall Letcavage
                             2603 Main Street, Suite #1150
                             Irvine, CA 92614
                             Facsimile No.: (949) 260-0116

                             Attention: Rosemary Nguyen
                             2603 Main Street, Suite #1150
                             Irvine, CA 92614
                             Facsimile No.: (949) 260-0116

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, and other methods of sending notice are not otherwise available, notice shall be hand-delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice given.

     10. ADDITIONAL PROVISIONS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations. There are no third party


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beneficiaries of this Agreement. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, regardless of laws of conflicts.

     11. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. PRELIMINARY STATEMENT. The Preliminary Statement is incorporated herein by this reference and made a material part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

                             "CLIENT"

                             SURGICARE, INC.

                             Signature:  //s// ROBERT J. HORN
                                        -------------------------------------
                             Print name: Robert J. Horn
                             Print title: CFO


                             "CONSULTANTS"

                             Signature:  //s// M. BLAINE RILEY
                                        -------------------------------------
                             Print name: M. Blaine Riley
                             Print title: Consultant

                             Signature:  //s// RANDALL LETCAVAGE
                                        -------------------------------------
                             Print name: Randall Letcavage
                             Print title: Consultant

                             Signature:  //s// ROSEMARY NGUYEN
                                        -------------------------------------
                             Print name: Rosemary Nguyen
                             Print title: Consultant


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